SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 14, 2006

                                 MOBICLEAR INC.
               ---------------------------------------------------
             (Exact name of Registrant as specified in its charter)

                                  Pennsylvania
                  --------------------------------------------
                 (State or other jurisdiction of incorporation)

         Pennsylvania                0-10822                     25-1229323
 ---------------------------   -------------------            -----------------
(State or other jurisdiction  (Commission File No.)          (I.R.S. Employer
      of incorporation)                                      Identification No.)
                                   One Wakonda
                             Dove Canyon, California                92679
                     --------------------------------------       --------
                    (Address of principal executive offices)     (Zip Code)

                                 (949) 466-4154
               --------------------------------------------------
               Registrant's telephone number, including area code

                                   BICO, INC.
           ------------------------------------------------------------
          (Former name or former address, if changed since last report.)

Check the appropriate box below of the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On August 14, 2006, MobiClear Inc. f/k/a BICO, INC. (the "Company") consummated its acquisition (the "Acquisition") of Mobiclear Limited ("Mobiclear"). The Acquisition was consummated pursuant to and in accordance with the Stock Purchase and Recapitalization Agreement, dated July 1, 2006, among the Company, Mobiclear, BICO Acquisition, Inc., a wholly owned subsidiary of BICO. The Form 8-K, filed on August 14, 2006 in connection with the Acquisition, included an independent auditors' report and financial statements of Mobiclear for the period from December 2nd, 2005 to December 31st 2005 which included an intangible asset relating to Mobiclear's patent and trade mark. Based on further review of Generally Accepted Accounting Principles (GAAP), Financial Accounting Standards Board (FASB) and Securities Exchange Commission (SEC) accounting statements and bulletins, management determined that the financial statements of Mobiclear as of December 31st, 2005 should be restated. The restated, audited financials of Mobiclear are included as exhibits hereto. The intangible asset was originally valued on the fair value of stock given by Mobiclear to a third party. However, it has now been determined that this should have been recorded at the historical transferor's cost basis. As there was no historical cost basis, the intangible asset was eliminated.

The intangible asset, previously shown as $6,396,772 on 31st December,2005 was restated to zero value with a reduction of $6,405,256 in paid in capital and reduction of $53,753 in the accumulated deficit on the balance sheet. The income statement and statement of cash flows for the period from December 2nd to December 31, 2005 were also restated with a reduction in net loss of $53,753.

In addition, an amortization expense related to the intangible assets was included in the income statement of Mobiclear as originally filed. Since these assets of Mobiclear were eliminated, there was no amortization included in the re-audited statements. There was also amounts payable in cash related to the acquisition of the intangibles of $10,428 included within the income statement of Mobiclear as originally filed which were expenses as professional fees as part of the reaudit.

The re-audit of these financial statements was performed by the Company's current auditors who are registered with the Public Company Accounting Standard Board (PCAOB).

Item 9.01     Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

         Audited financial statements of MobiClear Limited for the period from December 2, 2005 (Inception) to December 31, 2005

         Unaudited Pro Forma Condensed Consolidated Financial Information

(c) Exhibits.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            MOBICLEAR INC.
                                            (Registrant)


Date:  December 5, 2006                     By:  /s/  Lim Wong
                                               --------------------------------
                                                      Lim Wong
                                                      Chief Executive Officer,
                                                      Chief Financial Officer,
                                                      and President of
                                                      MobiClear Inc.

MobiClear, Ltd.
Index to Financial Statements


                                    CONTENTS
                                    --------


                                                                            Page
                                                                            ----

Report of Independent Registered Public Accounting Firm................... 1 - 2

FINANCIAL STATEMENTS:
---------------------

Balance Sheet.............................................................     3

Statement of Operations...................................................     4

Statement of Stockholders' Equity.........................................     5

Statement of Cash Flows...................................................     6

Notes to Financial Statements............................................. 7 - 9

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Board of Directors and
Stockholders of MobiClear, Ltd.

We have audited the accompanying balance sheet of MobiClear, Ltd. (a development stage company) as of December 31, 2005, and the related statements of operations, stockholders' equity and cash flows for the period from December 2, 2005 (inception) through December 31, 2005. These financial statements are the responsibility of the company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of MobiClear, Ltd. as of December 31, 2005, and the results of its operations and its cash flows for the period from December 2, 2005 (inception) through December 31, 2005 in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, MobiClear Limited is in the development stage and the Company's ability to continue in the normal course of business is dependent upon its ability to generate revenue and raise capital through the issuance of equity and/or debt securities, which raises substantial doubt about its ability to continue as a going concern. Management's plans regarding this matter are also described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

As discussed in Note 3, the balance sheet as of December 31, 2005, and the related statements of operations, stockholders' equity and cash flows for the period from December 2, 2005 (inception) through December 31, 2005 have been restated.






/s/  Goff Backa Alfera and Company, LLC
---------------------------------------
     Goff Backa Alfera and Company, LLC


Pittsburgh, Pennsylvania
December 1, 2006

                                 MobiClear, Ltd.

                          AUDITED FINANCIAL STATEMENTS



                               FOR THE PERIOD FROM


                          DECEMBER 2, 2005 (INCEPTION)


                              TO DECEMBER 31, 2005

MobiClear, Ltd.
Balance Sheet
As of December 31, 2005




LIABILITIES AND STOCKHOLDERS' EQUITY

LIABILITIES
           Accounts payable                                            $ 10,428

           Accrued expenses                                              17,208
                                                                       --------

                    TOTAL LIABILITIES                                    27,636



STOCKHOLDERS' EQUITY


           Common stock  (1,000 shares authorized, issued and
           outstanding)                                                   1,721
           Additional paid in
           capital                                                       (1,721)
           Accumulated deficit since
           inception                                                    (27,636)
                                                                       --------
                    TOTAL STOCKHOLDERS'
                    EQUITY                                              (27,636)

                    TOTAL LIABILITIES AND STOCKHOLDERS'
                    EQUITY                                             $   --
                                                                       ========

MobiClear, Ltd.
Statement of Operations
For the Period from December 2, 2005 (inception) through December 31, 2005


REVENUE                                                                 $   --

EXPENSES
           Professional fees                                            $ 27,636
                                                                        --------

                     NET LOSS                                           $ 27,636
                                                                        ========



MobiClear, Ltd.
Statement of Stockholders' Equity
For the Period from December 2, 2005 through December 31, 2005



                                                                            Accumulated
                                   Shares          Par       Additional       Deficit
                                                               Paid-In
                                 Outstanding      Value        Capital    Since Inception     Total
                                 -----------   -----------   -----------    -----------    -----------

Balance at December 2nd 2005
(inception)                                0   $      --     $      --      $      --      $      --


Common stock issued to founders            2            3            (3)           --             --
($1.7208 per share)

Common stock issued to founders          998        1,718        (1,718)           --             --
($6453 per share)

Net loss                               --              --           --          (27,636)       (27,636)

                                 -----------   -----------   -----------    -----------    -----------


Balance at December 31st, 2005       1,000     $    1,721    $    (1,721)   $   (27,636)   $   (27,636)
                                 -----------   ----------    -----------    -----------    -----------

                                                    5

Statement of Cash Flows
As of December 31, 2005



Net Income (Loss)                                                      $(27,636)

Increase (decrease) in liabilities
        Accounts payable                                                 10,428
        Accrued liabilities                                              17,208
                                                                       --------
        Total increase (decrease) in
        liabilities                                                      27,636




        Cash Flows provided by/(used in) operating activities          $     --
                                                                       --------


        Cash at beginning of period                                    $     --



        Cash at end of period                                          $     --
                                                                       ========

                                MOBICLEAR LIMITED
                          (A DEVELOPMENT STAGE COMPANY)

Notes to Financial Statements
================================================================================
=========

Period From December 2, 2005 (Inception) To December 31, 2005
- -----------------------------------------------------------

1.   Summary of Significant Accounting Policies

     Description of business
     -----------------------

     Mobiclear (the "Company"), a United Kingdom corporation, was formed on December 2, 2005. The Company is engaged in the design and development of software technology. The Company is in the development stage as its operations to date have principally involved organizational activities and the development of the Company's initial product. The Company has not generated revenue to date.

     Basis of presentation
     ---------------------

     The accompanying financial statements have been prepared using the accrual basis of accounting.

     Going concern
     -------------

     The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As shown in the financial statements, the Company has not yet generated revenue and incurred a net loss of $27,636 for the period from December 2, 2005 (inception) to December 31, 2005. These factors raise substantial doubt about the Company's ability to continue as a going concern. Management of the Company intends to raise additional funds through future offerings of the Company's stock. The financial statements do not include any adjustments relating to the recoverability and classification of recorded assets, or the amounts and classification of liabilities that might be necessary in the event the Company cannot continue in existence.

     Use of estimates
     ----------------

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

                                MOBICLEAR LIMITED
                          (A DEVELOPMENT STAGE COMPANY)

Notes to Financial Statements (continued)
================================================================================
=========

Period From December 2, 2005 (Inception) To December 31, 2005
- -----------------------------------------------------------

1. Summary of Significant Accounting Policies (continued)

     Foreign Currency Transactions
     -----------------------------

     Foreign currency transactions at foreign operations are measured using the U.S. dollar as the functional currency. Accordingly, monetary accounts (principally cash and cash equivalents, accounts receivable, accounts payable, and accrued liabilities) are remeasured into U.S. dollar using the foreign exchange rate at the balance sheet date. Operational accounts and non-monetary balance sheet accounts are remeasured at the rate in effect at the date of a transaction. The effects of foreign currency remeasurement are reported in current operations and were immaterial for the period presented.


2.   Subsequent Event

     On June 5, 2006, the Company issued a stock dividend of 3,740 shares of common stock to existing shareholders.


3.   Re-issued Financial Statements

     On August 14, 2006, MobiClear Inc. f/k/a BICO, Inc. (the "Company") consummated its acquisition (the "Acquisition") of MobiClear Limited ("MobiClear"). The Acquisition was consummated pursuant to and in accordance with the Stock Purchase and Recapitalization Agreement, dated July 1, 2006, among the Company, MobiClear, BICO Acquisition, Inc., a wholly owned subsidiary of BICO. The Form 8-K, filed on August 14, 2006 in connection with the Acquisition, included an independent auditors' report and financial statements of MobiClear for the period from December 2, 2005 to December 31, 2005 which included an intangible asset relating to MobiClear's patent and trade mark. Based on further review of Generally Accepted Accounting Principles (GAAP), Financial Accounting Standards Board
     (FASB) and Securities Exchange Commission (SEC) accounting statements and bulletins, management determined that the financial statements of MobiClear as of December 31st, 2005 should be restated. The restated, audited financials of MobiClear are included as exhibits hereto. The intangible asset was originally valued on the fair value of stock given by MobiClear to a third party. However, it has now been determined that this should have been recorded at the historical transferor's cost basis. As there was no historical cost basis, the intangible asset was eliminated.

     The intangible asset, previously shown as $6,396,772 on 31st December, 2005 was restated to zero value with a reduction of $6,405,256 in paid in capital and reduction of $53,753 in the accumulated deficit on the balance sheet. The income statement and statement of cash flows for the period from December 2nd to December 31, 2005 were also restated with a reduction in net loss of $53,753.




      Mobiclear, Inc f/k/a BICO, Inc. Pro Forma Consolidated Balance Sheet
                        as of March 31, 2006 (unaudited)



                                          Total per      Adjustments   Revised total
                                          original       (see note 2)
                                          8K filing
                                          -----------    -----------    -----------
ASSETS
-----------------------------
Current Assets:
Cash and equivalents                      $       259           --      $       259
Total Current Assets                              259           --              259
Intangible assets                           7,300,571     (7,300,571)             0
                                          -----------                   -----------

Total Assets                              $ 7,300,830    ($7,300,571)   $       259
                                          ===========                   ===========

LIABILITIES AND STOCKHOLDERS'
EQUITY
-----------------------------


Current Liabilities:
Accounts payable and accrued expenses     $   977,188           --      $   977,188
                                          -----------                   -----------

Total Current Liabilities                     977,188           --          977,188

Stockholders' Equity (Deficiency)
Common Stock                                   28,908           --           28,908
Capital in excess of par value              6,329,646     (6,440,098)      (110,452)
Deficit                                       (84,606)      (860,473)      (895,079)
                                                                             50,000
Accumulated other comprehensive loss             (306)          --             (306)
                                          -----------                   -----------
Total Stockholders' Equity (Deficiency)     6,273,642           --         (976,929)

                                          -----------                   -----------
Total Liabilities and Stockholders'       $ 7,300,830    ($7,300,571)   $       259
Equity (Deficiency)                       ===========                   ===========



            Mobiclear Inc. f/k/a BICO, Inc. Pro Forma Loss Per Share
      for the Period from December 2, 2005 (inception) to December 31, 2005
--------------------------------------------------------------------------------


                                     Total per      Adjustments   Revised total
                                     original       (see note 2)
                                     8K filing
                                    -----------     -----------   -----------
Net Income (Loss)                     ($197,475)       $ 43,326     ($154,149)
                                    ===========                   ===========


loss per common share
basic                                  $   0.00                      $   0.00
diluted                                $   0.00                      $   0.00

weighted average shares
basic                               289,076,865                   289,076,865
diluted                             289,076,865                   289,076,865

               Mobiclear Inc, f/k/a BICO, Inc. Pro Forma Condensed
                      Consolidated Statement of Operations
              for the Three Months Ended March 31, 2006 (unaudited)
--------------------------------------------------------------------------------


                                     Total per      Adjustments   Revised total
                                     original       (see note 2)
                                     8K filing
                                    -----------     -----------   -----------
Net Income (Loss)                     ($127,988)      ($860,473)    ($988,461)
                                    ===========                   ===========

loss per common share
basic                                  $   0.00                      $   0.00
diluted                                $   0.00                      $   0.00

weighted average shares
basic                               289,076,865                   289,076,865
diluted                             289,076,865                   289,076,865

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

1.       Basis of Presentation

The financial information is presented, for informational purposes only, on the same basis as the original 8K, filed on August 14, 2006, with adjustments made relating to the restatement of the intangible asset as described in this report. The original presentation basis was for informational purposes only, combining both Bico Inc and Mobiclear Ltd financial statements at the dates shown above and was not necessarily indicative of actual results. The merger was finally effected on August 14, 2006 for accounting purposes. These pro-forma statements should therefore be read in conjunction with the actual financial statements on Form 10-QSB for the period ended September 30, 2006 which reflect the actual results. The financial statements shown above are consolidations of the original Bico Inc and Mobiclear Ltd statements and use the new company name Mobiclear, Inc, previously Bico, Inc, following the merger with Mobiclear Ltd.

2.       Pro Forma Adjustments

On the balance sheet, the value intangible asset has been restated in line with the re-audit detailed in this report.

In addition, $860,473 of costs, primarily relating to research and development which were capitalized under the intangible asset in the original 8K, have been adjusted and restated as expenses. The deficit, shown as $84,606 in the original 8K, should have been shown as $34,606 and the adjustment of $50,000 has been made to the deficit only.